Exhibit 32.1

ATC VENTURE GROUP INC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ATC Venture Group Inc (the “Company”) on Form 10-Q for the three and six months ended March 31, 2012 (the “Report”), I, Robert Davis, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Davis
Robert Davis
Chief Executive Officer and Chief Financial Officer
May 17, 2012